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                                                                 Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of December 23, 1994, by and among Osiris Therapeutics, Inc., a Delaware corporation (the "Investor"), The Johns Hopkins University ("JHU"), Curt I. Civin, M.D. ("Dr. Civin") and Donald Small, M.D. ("Dr. Small," and together with Dr. Civin, the "Founder Stockholders") (the Investor, the Founder Stockholders and JHU, collectively, the "Stockholders"), and Gryphon Pharmaceuticals, Inc., a Delaware corporation (the "Company").

     The parties to this Agreement hereby agree as follows:

     1. Required Registration. Upon the receipt by the Company from the Investor of a written request (the "Request") for the registration of Common Shares (as defined in Section 16(h) below) owned by such Investor at any time and from time to time after the 180th day after the date on which the Company completes an initial public offering of its capital stock pursuant to an effective registration statement filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall use its best efforts to prepare and file a registration statement under the 1933 Act covering the Common Shares which are the subject of the Request. The Investor shall be entitled to three registrations under this Section 1. In the event that the Investor determines for any reason (other than at the request or recommendation of the Company or the managing underwriters) not to proceed with a registration of Common Shares requested pursuant to this Section 1 at any time before the registration statement has been declared effective by the SEC, and such registration statement, if theretofore filed with the SEC, is withdrawn with respect to the Common Shares covered thereby, and the Investor agrees to reimburse the Company for all fees, costs and expenses incurred by it in connection therewith, then the Investor shall not be deemed to have exercised one of its rights to require the Company to register Common Shares pursuant to this Section 1. If the Investor determines not to proceed with such a registration upon the request or recommendation of the Company or the managing underwriters, the Investor shall not be required to reimburse the Company for its fees, costs and expenses, and the Investor shall not be deemed to have exercised one of its rights to require the Company to register Common Shares pursuant to this Section 1. The Company shall not, without the prior written consent of the Investor, effect any registration of its securities (other than on Form S-4 or Form S-8, or a successor form thereto) from the date the Company receives a Request pursuant to this Section 1 until the earlier of (a) 90 days after the date on which all securities covered by such Request have been sold or (b) 180 days after the effective date of the registration statement covering such securities.

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     2. Incidental Registration.  Each time the Company shall determine to proceed with the preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for money of any of its securities, whether by the Company or any of its security holders (other than on Forms S-4 or S-8, or any successor or similar form), the Company shall give written notice of its determination to the Stockholders. Upon the written request of any of the Stockholders given to the Company within 30 days after the mailing of any such notice by the Company, the Company shall, subject to Section 5 hereof, cause all such Common Shares which such Stockholder has requested to be registered to be included in such registration statement.

     3. Short Form Registration. In addition to the registration rights provided in Sections 1 and 2 hereof, if the Company qualifies for the use of Form S-3 or any similar short form registration statement then available (other than Form S-4 or Form S-8, or any successor or similar form), the Company shall use its best efforts to register Common Shares on such form on behalf of the Investor at the request of the Investor. All registrations effected under this Section 3 shall be at the expense of the Company. The Investor shall be entitled to two (2) registrations under this Section 3. In the event that the Investor determines for any reason (other than at the request or recommendation of the Company or the managing underwriters) not to proceed with a registration of Common Shares requested pursuant to this
Section 3 at any time before the registration statement has been declared effective by the SEC, and such registration statement, if theretofore filed with the SEC, is withdrawn with respect to the Common Shares covered thereby, and the Investor agrees to reimburse the Company for all fees, costs and expenses incurred by it in connection therewith, then the Investor shall not be deemed to have exercised one of its rights to require the Company to register Common Shares pursuant to this Section 3. If the Investor determines not to proceed with such a registration upon the request or recommendation of the Company or the managing underwriters, the Investor shall not be required to reimburse the Company for its fees, costs and expenses, and the Investor shall not be deemed to have exercised one of its rights to require the Company to register Common Shares pursuant to this
Section 3.

     4. Limitations. Notwithstanding the provisions of Sections 1 and 3 hereof: (a) the Company shall have the right to delay or suspend the preparation and filing of a registration statement for up to 90 days if in the reasonable judgment of a majority of the Directors on the Board of Directors of the Company such preparation or filing would harm or hinder in any material fashion the ability of the Company to conduct its affairs or would have a material adverse effect on the business, properties or financial condition of the Company; provided that the Company shall use its best efforts to cause any such registration statement to become effective within 150 days of receipt of the request therefor and shall only be entitled to

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utilize this clause (a) once in any 12 month period; (b) if the Company has given notice under Section 2 hereof that it intends to prepare and file a registration statement (a "Section 2 Registration Statement"), then the Company shall have the right to delay or suspend the filing of the registration statement requested by the Investor; provided that the Company shall use its best efforts to cause any such registration statement requested by the Investor to become effective within 180 days (or, if required by the underwriters for the Section 2 Registration Statement, within 270 days) after the date on which all securities covered by the Section 2 Registration Statement have been sold, and that the Company shall use its best efforts to include any Common Shares that are the subject of a notice delivered by Investor under Section 2 in such Section 2 Registration Statement; (c) the Company shall not be required to prepare or file a registration statement with respect to any Request under Section 1 if the Common Shares covered thereby constitute less than twenty percent (20%) of the Common Shares then held by the Investor unless the reasonably anticipated aggregate offering price of such Common Shares exceeds $5,000,000; and (d) in the event the Company elects to include any Company Common Shares as a primary offering in any registration which has been initiated by the Investor pursuant to Section 1 or 3, such offering shall be deemed for all purposes of this Agreement to be a registration pursuant to Section 2 hereof.

     5. Pro Ration. If Common Shares (including any Common Shares of the Company to be issued and sold by it) are to be included under Sections 1, 2 or 3 above in a registration statement which pertains to an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of Common Shares requested to be included exceeds the number of Common Shares which can be sold in such offering, the Company will include in such registration (i) first, the Common Shares which the Company proposes to issue and sell, (ii) second, such Common Shares as to which registration rights have been exercised by the Investor under either Sections 1 or 3, as the case may be (the "Demand Shares"), on a pro rata basis among the holders of Demand Shares according to the relation the number of Common Shares owned by each such holder bears to the total number of Common Shares owned by all such holders, (iii) third, the number of Common Shares requested by the Investor (to the extent its request was not pursuant to Sections 1 or 3) and other Stockholders to be included which in the opinion of such underwriters can be sold (the "Secondary Shares"), on a pro rata basis among holders of such Secondary Shares according to the relation the number of Common Shares owned by each such holder bears to the total number of Common Shares owned by all such holders (exclusive of Demand Shares in each case), and (iv) fourth, any other Common Shares requested to be included in such registration statement by persons other than the Stockholders.

     6. Standstill. Each Stockholder agrees in connection with any underwritten public offering of the Company's securities

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pursuant to an effective registration statement under the 1933 Act that upon request of the managing underwriter(s) it shall commit itself in writing not to sell or offer to sell any Common Shares (other than such shares included in the underwritten public offering), during the seven days prior to, and for a period not to exceed 180 days from, the date of the final prospectus used in such offering; provided, however, that (a) such agreement shall apply only to the first such underwritten public offering of the Company and to any underwritten public offering occurring within twelve months of the Company's first underwritten public offering and (b) such Stockholder shall have no obligation to enter into the agreement described in this Section 6 unless all executive officers and Directors of the Company, and any holder of more than 10% of the Company's issued and outstanding Common Shares, enter into similar agreements.

     7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 1, 2 or 3 to effect the registration of Common Shares under the 1933 Act, the Company will, as expeditiously as possible:

    (a) subject to the provisions of Section 4, prepare and file with the SEC within 60 days of the Company's receipt of the Investor's Request (or other request therefore) a registration statement with respect to such Common Shares, and use its best efforts to cause such registration statement to become effective within 100 days of the Company's receipt of such request and remain effective for such period as may be reasonably necessary to effect the sale of such Common Shares, not to exceed 180 days (this provision shall not be applicable to registrations pursuant to Section 2);

    (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of
  (i) the date on which all Common Shares covered by such registration statement have been sold and (ii) 180 days after the effective date of such registration statement;

    (c) use its best efforts to register or qualify the Common Shares for sale under such other securities or blue sky laws of such jurisdictions as the selling Stockholder or, in the case of an underwritten public offering, the managing underwriter shall reasonably request (including factors such as the cost to the Company) and do any and all other acts and things which may be reasonably necessary or desirable to enable the selling Stockholders to consummate the disposition of the Common Shares in such jurisdictions; provided, however, the Company shall not be required to qualify generally to do business in jurisdictions where it is not otherwise so qualified or to consent to general service of process in any such jurisdiction;

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    (d) furnish to the selling Stockholders and to the underwriters of the securities being registered a reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as each selling Stockholder or underwriters may reasonably request in order to facilitate the public offering of such securities;

    (e) notify each selling Stockholder promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

    (f) prepare and file with the SEC, promptly upon the request of a selling Stockholder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such selling Stockholder (and concurred in by counsel for the Company), is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Common Shares;

    (g) prepare and promptly file with the SEC, and promptly notify a selling Stockholder of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein, in the light of the circumstances in which they were made, not misleading;

    (h) advise the selling Stockholder promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

    (i) if the offering is underwritten at the request of a selling Stockholder, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel for the Company addressed to the underwriters opining as to such matters as may be reasonably agreed to by such underwriters and the Company; and (ii) a letter or letters from the independent certified public accountants of the Company, addressed to the underwriters covering such matters as such underwriters request, in which letters such accountants shall state (without limiting the generality of

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  the foregoing) that they are independent certified public accountants within the meaning of the 1933 Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the 1933 Act.

     8. Expenses. With respect to the registrations requested pursuant to
Section 1 hereof, and with respect to each inclusion of Common Shares in a registration statement pursuant to Section 2 hereof, and with respect to all registrations requested pursuant to Section 3 hereof, the Company shall bear the reasonable fees, costs and expenses of such registrations, including but not limited to the following fees, costs and expenses: all registration, filing, and stock exchange fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of other persons or entities retained by the Company, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the reasonable fees and disbursements of one counsel for the Stockholders participating in such registration. The Stockholders participating in such registration shall be responsible for, and shall pay, their pro rata share of underwriting discounts and commissions with respect to the Common Shares being sold by them.

     9. Indemnification.

     (a) By the Company. The Company shall indemnify and hold harmless each holder of Common Shares that are included in a registration statement pursuant to this Agreement and any underwriter (as defined in the 1933 Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the 1933 Act, from and against any and all loss, damage, liability or claims, to which such holder or any such underwriter or controlling person becomes subject under the 1933 Act or otherwise, and subject to the provisions of Section 9(c) hereof to reimburse them, from time to time upon request, for any legal or other costs or expenses reasonably incurred by them in connection with investigating any claims or defending any actions (as provided in Section 9(c) hereof), insofar as such losses, damages, liabilities, claims, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, claim, cost or expense arises out of or is based upon


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(i) an untrue statement or alleged untrue statement or omission or alleged omission (other than a statement or omission about the Company) made in conformity with information furnished by the Investor in writing specifically for use in the preparation of a registration statement or (ii) the holders' failure to deliver a copy of the registration statement, prospectus or any amendments or supplements thereto as required by law, unless such failure was the result of the Company's failure to provide same to such holder.

     (b) B Holders of Common Shares. Each holder, severally and not jointly, of Common Shares that are included in a registration pursuant to this Agreement will indemnify and hold harmless the Company, each other holder, any underwriter and each person, if any, who controls the Company, such other holder or such underwriter, from and against any and all loss, damage, liability or claim, to which the Company or such other holder or any controlling person and/or any underwriter becomes subject under the 1933 Act or otherwise and to reimburse them, from time to time upon request, for any legal or other costs or expenses reasonably incurred by them in connection with investigating any claims or defending any actions, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation of such registration statement.

     (c) Notice. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 9 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provision, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified

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party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided, that the Company's obligation under Section 9(a) to reimburse any such indemnified party or parties for legal costs and expenses shall be limited to the legal costs and expenses of one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such paragraphs, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that, in any such case,
(i) no holder of Common Shares will be required to contribute any amount in excess of the sales price of all such Common Shares sold by such holder pursuant to such registration statement, and (ii) no holder of Common Shares guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any holder of Common Shares who was not guilty of such fraudulent misrepresentation.

     Promptly after receipt by a holder of Common Shares of notice of the commencement of any action, suit or proceeding in connection with a public offering of Common Shares, such holder will, if a claim for contribution in respect thereof is able to be made against another party, notify the contributing party of the commencement thereof. The omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution under the 1933 Act. In case any such action, suit or proceeding is

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brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

     10. Transfer of Registration Rights. The registration rights and related obligations provided herein may be assigned by a Stockholder to any person or entity that acquires Common Shares from such Stockholder, and the term "Stockholder" shall include the original Stockholder and any person that acquires Common Shares from such Stockholder or any subsequent Stockholder; provided, however, that (a) the Company shall be given written notice by the transferor thereof at the time of such transfer stating the name and address of the transferee and identifying the securities with regard to which such rights are being transferred, (b) the transferee shall agree in writing to assume the obligations of the transferor hereunder and (c) the registration rights and related obligations may not be transferred with any Common Shares sold in a registered offering.

     11. Stockholder to Provide Information. In the event a Stockholder requests a registration of Common Shares as provided herein, such Stockholder shall provide all such information and materials and shall take all such actions as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Specifically, the Company may require the Stockholder to furnish the Company with such information regarding such Stockholder and the distribution of its securities as the Company may from time to time reasonably request in writing and as shall be required by law or the SEC.

     12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Common Shares to the public without registration, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act, at all times from and after 90 days following the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

     (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

     (c) So long as Stockholders own any Common Shares, furnish to such Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the 1933 Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Stockholder may reasonably

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request in availing itself of any rule or regulation of the SEC allowing the
Stockholder to sell any such securities without registration.

     13. Granting of Registration Rights. The Company shall not, without the prior written consent of the Investor grant to any person or entity registration rights of any kind or nature with respect to Common Shares or other capital shares or the Company if such rights would have priority over the rights granted to the Investor pursuant to this Agreement, whether in terms of the number of shares which holders may include in any registration, the timing of any registration of shares, the rights of holders to demand registration of shares held by them at the time requested by them, or in any other material respect; provided, however, that the prior written consent of the Stockholders (other than the Investor) holding at least 60% of the Common Stock (not including the Common Stock held by the Investor) shall also be required if the Company proposes to grant to any person or entity registration rights that would adversely affect the rights of the Stockholders under Section 2 of this Agreement other than as a result of increasing the number of Persons or Common Stock included in a registration pursuant to Section 2 of this Agreement.

     14. Remedies. The Company recognizes and agrees that if the Company fails to comply with its obligations under this Agreement, the Stockholders may not have an adequate remedy at law. Such failure will cause the Stockholders irreparable harm for which there may be no adequate remedy at law, and the Company hereby consents to the issuance of an injunction in favor of the Stockholders by any court of competent jurisdiction. The right of such Stockholders to obtain an injunction hereunder shall not be considered a waiver of any right on the part of the Stockholders to recover damages and to assert any other claims for remedies which the Stockholders may have at law or in equity. The Company agrees to bear any expenses incurred by the Stockholders, including reasonable attorneys fees, in enforcing their rights under this Agreement except in cases in which it is determined that the Company was not in breach of its obligation to provide such rights.

     15. Selection of Lead Underwriter. The lead managing underwriter for any registration of Common Shares for sale by the Company shall be selected by the Company.

     16. Miscellaneous.

     (a) Waivers and Amendments. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement and is executed by the Company and the Stockholders holding at least 60% of the Common Shares subject to this Agreement. The obligations of any party

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hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party or parties to whom the obligations are owed; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein.

     (b) Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior contracts, agreements, arrangements, communications, discussions, representations, and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

     (c) Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Ohio without giving effect to the principles of conflicts of law thereof.

     (d) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given
(i) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (ii) one business day after being sent by a nationally recognized overnight courier service, or (iii) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

        If to the Company:

             Gryphon Pharmaceuticals, Inc.
             1629 Thames Street, Suite 400
             Baltimore, Maryland 21231
             Attn: President

        with a copy to:

             The Johns Hopkins University School of Medicine
             Office of Technology Licensing
             2024 E. Monument Street
             Suite 2-100
             Baltimore, Maryland 21205
             Attn: Howard W. Califano, Esq.

        If to Osiris:

             Osiris Therapeutics, Inc.
             The Wearn Building - 4th Floor
             11100 Euclid Avenue
             Cleveland, Ohio 44106

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             Attn:  James S. Burns

        with a copy to:

             Jones, Day, Reavis & Pogue
             901 Lakeside Avenue
             Cleveland, Ohio 44114
             Attn: John C. McIlwraith, Esq.

        If to Dr. Civin:

             The Johns Hopkins School of Medicine
             Oncology 3-109
             600 N. Wolfe Street
             Baltimore, MD 21287-5000

        with a copy to:

             Hogan & Harston L.L.P.
             111 S. Calvert Street
             Baltimore, MD 21202
             Attn: Jordan P. Karp, Esq.

        If to Dr. Small:

             The Johns Hopkins School of Medicine
             Oncology 3-109
             600 N. Wolfe Street
             Baltimore, MD 21287-5000

        with a copy to:

             Hogan & Harston L.L.P.
             111 S. Calvert Street
             Baltimore, MD 21202
             Attn: Jordan P. Karp, Esq.

     Any party by written notice to the others may change the address of the persons to whom notices or copies thereof shall be directed.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

     (f) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Investor. Each of the Stockholders shall be entitled to assign all of its rights, benefits and obligations hereunder to any person or entity that acquires Preferred Shares or Common Shares from such Stockholder,

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without the prior consent of any party and such person or entity shall become a Stockholder and be entitled to all rights and benefits of a Stockholder hereunder.

     (g) Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement.

     (h) Definition of Common Shares. For the purposes of this Agreement, the term "Common Shares" shall mean the shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), and any shares of Common Stock into which shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares"), may at such time be converted. For the purposes of this Agreement, a Stockholder shall be deemed to be the holder of any shares of Common Stock into which any Preferred Shares it holds are convertible.

     IN WITNESS WHEREOF, the undersigned have executed, or have caused their duly authorized representatives to execute, this Registration Rights Agreement as of the date first written above.

                                               GRYPHON PHARACEUTICALS, INC.


                                               By: /s/ James S. Burns
                                                   --------------------------
                                                   James S. Burns, President


                                               OSIRIS THERAPEUTICS, INC.


                                               By: /s/ James S. Burns
                                                   --------------------------
                                                   James S. Burns, President


                                               THE JOHNS HOPKINS UNIVERSITY


                                               By: /s/ David A. Blake
                                                   --------------------------
                                                   David A. Blake, PhD
                                               Title: Executive Vice Dean
                                                      -----------------------


                                                /s/ Curt I. Civin
                                                -----------------------------
                                                Curt I. Civin


                                                /s/ Donald Small
                                                -----------------------------
                                                Donald Small

                                           14